Exhibit 10.4

Ribbit LEAP, Ltd.

Registration and Shareholder Rights Agreement Joinder

By executing and delivering this signature page, Jeff Bogan (the “Purchaser”) hereby acknowledges and agrees that it is purchasing 32,500 Class B ordinary shares, par value $0.0001 per share, of Ribbit LEAP, Ltd. (the “Company”), for a purchase price of US47.11, pursuant to that certain Share Transfer Agreement, dated as of December 2, 2021, as amended, by and among the Company, Ribbit LEAP Sponsor, Ltd., a Cayman Islands exempted company (“Sponsor”) and the Purchaser. Further each of the Company, the Sponsor and the Purchaser hereby acknowledge and agree that the Purchaser hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of that certain Registration and Shareholder Rights Agreement dated as of September 10, 2020, as may be amended, by and among the Company, the Sponsor and the Holders (as such term is defined therein) (the “Registration Rights Agreement”), under which the Purchaser agrees to and shall be bound by and subject to the terms of the Registration Rights Agreement as a “Holder” (as defined in the Registration Rights Agreement).

[Signature Page Follows]

The undersigned hereby authorizes this signature page or a copy hereof to be attached to the Registration Rights Agreement or counterparts thereof.

Dated: December 2, 2021

COMPANY:

Ribbit LEAP, Ltd.

By:	/s/ Cindy McAdam
Name: Cindy McAdam
Title: Chief Operating Officer

SPONSOR:

Ribbit LEAP Sponsor, Ltd.

By:	/s/ Cindy McAdam
Name: Cindy McAdam
Title: Authorized Signatory

PURCHASER:

By:	/s/ Jeff Bogan
Name: Jeff Bogan